Prospectus Supplement	June 27, 2018
Putnam Multi-Asset Absolute Return Fund
Prospectuses dated April 30, 2018

The sub-section “Average annual total returns after sales charges” in the section Investments, risks and performance is deleted in its entirety and replaced with the following:

Average annual total returns after sales charges
(for periods ended 12/31/17)

			Since inception
Share class	1 year	5 years	(12/23/08)
Class A before taxes	3.43%	3.23%	4.63%
Class A after taxes on distributions	2.56%	2.04%	3.62%
Class A after taxes on distributions and sale of fund shares	2.15%	2.09%	3.29%
Class B before taxes	3.95%	3.36%	4.60%
Class C before taxes	7.96%	3.69%	4.54%
Class M before taxes	5.41%	3.23%	4.35%
Class P before taxes*	10.12%	4.77%	5.58%
Class R before taxes	9.44%	4.22%	5.03%
Class R6 before taxes*	10.13%	4.84%	5.63%
Class T before taxes**	7.00%	3.94%	5.02%
Class Y before taxes	10.09%	4.75%	5.57%
ICE BofAML U.S. Treasury Bill Index (no deduction for fees, expenses	0.81%	0.28%	0.24%
or taxes)
ICE BofAML U.S. Treasury Bill Index plus 500 basis points (no	5.81%	5.28%	5.24%
deduction for fees, expenses or taxes)
Bloomberg Barclays U.S. Aggregate Bond Index (no deduction for	3.54%	2.10%	3.89%
fees, expenses, or taxes)
S&P 500 Index (no deduction for fees, expenses or taxes)	21.83%	15.79%	15.81%

* Performance for class R6 shares prior to their inception (7/2/12) and for class P shares prior to their inception (8/31/16) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 and class P shares; had it, returns would have been higher.

** Class T shares were not outstanding during the time periods shown. Performance shown for class T shares is derived from the historical performance of class A shares, adjusted for the lower initial sales charge currently applicable to class T shares.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an individual retirement account (IRA), or another tax-advantaged arrangement.

Class B share performance reflects conversion to class A shares after eight years.

ICE BofAML Indexes: ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

ICE BofAML U.S. Treasury Bill Index tracks the performance of U.S. dollar denominated U.S. Treasury bills, which represent obligations of the U.S. Government having a maturity of one year or less, and is intended as an approximate measure of the rate of inflation. ICE BofAML U.S. Treasury Bill Index + 5.00% is the benchmark and hurdle rate for the performance adjustment component of the fund’s management fee.

The Bloomberg Barclays U.S. Aggregate Bond Index and the S&P 500 Index are broad measures of market performance. Securities in the fund do not match those in the indexes and the performance of the fund will differ.

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